ICO, Inc. Announces Financial Results for
Third Quarter Ended June 30, 2009

HOUSTON, TEXAS, August 6, 2009 – ICO, Inc. (NASDAQ: ICOC), global producer of custom polymer powders and plastic film concentrates, today announced its results for the quarter ended June 30, 2009.

Third Quarter Highlights

•	Cash flow from operating activities of continuing operations in the third quarter of $8.8 million, compared to $13.5 million in the prior year third quarter
•	Fifth consecutive quarter of generating positive cash flow from operating activities less cash used for investing activities
•	Net debt (total debt outstanding less cash) decreased $34.4 million from September 30, 2008 and $8.2 million from March 31, 2009, to $9.9 million
•	Revenues of $70.0 million, a decrease of $45.7 million or 40% from the prior year
•	Volumes declined 20% compared to the prior year due to global economic downturn
•	Operating income of $2.2 million compared with operating income of $6.5 million in the prior year third quarter
•	Net income of $1.3 million, or $.05 per share

Third Quarter 2009 vs. Third Quarter 2008

Revenues for the three months ended June 30, 2009 were $70.0 million, a decrease of $45.7 million or 40% compared to the same quarter of the previous year.  The revenue decline was caused by several factors.  Volumes, which fell 20%, reduced revenues by $24.6 million.  The volume decline was a result of reduced customer demand as a result of the global economic slowdown.  Lower resin prices, which fell dramatically in the first quarter of fiscal year 2009 but trended upward in the third quarter, reduced revenues by $11.7 million.  Finally, the translation effect of a stronger U.S. Dollar reduced revenues by $9.4 million.

Net income was $1.3 million or $.05 per share in the three months ended June 30, 2009 compared with net income of $4.6 million or $.17 per share in the third quarter of fiscal year 2008.  The decline in net income of 73% was primarily caused by the decline in volumes.  The impact from lower volumes was partially offset by an increase in gross margin from 16.0% to 18.0%.

“Once again, our management team excelled during difficult economic conditions,” stated A. John Knapp, Jr., President and CEO.  “We were able to generate positive net income and strong cash flows during the past quarter.  We are very encouraged by the trend in our business we saw last quarter.  The month of June was by far the strongest month of the quarter, with volumes increasing 16% from the month of May and our gross margins in the month of June were the highest of all three months in the quarter.  We are also excited about the Chroma transaction announced during the quarter.  We remain optimistic that the trend in business volumes we experienced in the month of June is a sign that we are in the process of recovery.”

Third Quarter 2009 vs. Second Quarter 2009

Revenues were essentially flat compared to the second quarter.  Our gross margins improved from 16.9% to 18.0%, and led to higher operating income, which improved from $1.1 million, as adjusted, to $2.2 million.  The second quarter included a non-cash goodwill impairment charge of $3.5 million related to the Company’s goodwill in its Australia and New Zealand subsidiaries.  Net income, as adjusted, improved 191% from $0.4 million or $.02 per share in the second quarter of 2009 to $1.3 million or $.05 per share.

Balance Sheet and Liquidity

Our cash balance at June 30, 2009 was $23.6 million, a sequential increase of $6.5 million, or 38%.  Net debt (equal to outstanding debt less cash) improved $8.2 million or 45% from $18.1 million at March 31, 2009 to $9.9 million at June 30, 2009.  These improvements were accomplished by positive cash flow from operating activities of continuing operations of $8.8 million during the quarter.  Our available global borrowing capacity at June 30, 2009 was $46.9 million.

Conference Call on the Web

A live Internet broadcast of ICO, Inc.’s conference call regarding fiscal year 2009 third quarter results can be accessed at 10:00 a.m. Central Standard Time on Friday, August 7, 2009 at http://www.videonewswire.com/event.asp?id=60457 where the webcast replay will be accessible for ninety days.  The webcast replay will also be accessible on the Company’s website at www.icopolymers.com for a period of twelve months.  (Minimum requirements to listen to the broadcast are:  The Windows Media Player software, downloadable free from
http://www.microsoft.com/windows/windowsmedia/player/download/download.aspx and at least a 28.8Kbps connection to the Internet.)

Investors are invited to participate in the conference by dialing 847-413-3238, passcode 24942372.  A replay of the conference call will be available by dialing 630-652-3044, passcode 24942372.

Use of Non-GAAP Financial Measures

This earnings release includes the use of both GAAP (generally accepted accounting principles) and non-GAAP financial measures.  The non-GAAP financial measures are net income (loss), as adjusted, net income (loss) per common share, as adjusted, operating income (loss), as adjusted, and net debt.  The Company uses these financial measures to monitor and evaluate the ongoing performance of the Company, and believes that the additional non-GAAP measures are useful to investors for financial analysis.  There are limitations associated with the use of these measures.  These non-GAAP financial measures are not prepared in accordance with GAAP, may not be reported by all of the Company’s competitors and may not be directly comparable to similarly titled measures of the Company’s competitors due to potential differences in the exact method of calculation.  The Company compensates for these limitations by using these non-GAAP financial measures as supplements to GAAP financial measures and by providing the reconciliations of the non-GAAP financial measures to their most comparable GAAP financial measures.

About ICO, Inc.

With 20 locations in 9 countries, ICO produces custom polymer powders for rotational molding and other polymer related businesses, such as the textile, metal coating and masterbatch markets. ICO remains an industry leader in size reduction, compounding and other tolling services for plastic and non-plastic materials. ICO's Bayshore Industrial subsidiary produces specialty compounds, concentrates and additives primarily for the plastic film industry.  Additional information about ICO, Inc. can be found on the Company’s website at www.icopolymers.com.   Contact:  CFO – Bradley T. Leuschner at 713-351-4100.

Certain matters discussed in this press release are “forward-looking statements,” involving certain risks, uncertainties, and assumptions, intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995.  The Company’s statements regarding trends in the marketplace, potential future results, and any proposed transaction and its timing and effects are examples of such forward-looking statements.  The following is a non-exclusive list of risks and uncertainties, and circumstances that present risks, that could cause the forward-looking statements to become untrue or otherwise affect the outcome thereof: restrictions imposed by the Company’s outstanding indebtedness; changes in the cost and availability of resins (polymers) and other raw materials; changes in demand for the Company's services and products; business cycles and other industry conditions; general economic conditions; international risks; operational risks; currency translation risks; the Company’s lack of asset diversification; the Company’s ability to manage global inventory, develop technology and proprietary know-how, and attract and retain key personnel; failure of closing conditions in any transaction to be satisfied; integration of acquired businesses; as well as other factors detailed in the Company's form 10-K for the fiscal year ended September 30, 2008 and its other filings with the Securities and Exchange Commission.

Should one or more of such risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated.  Any forward-looking statements are made only as of the date of this press release, and the Company undertakes no obligation to publicly update any such forward-looking statements to reflect subsequent events or circumstances.

[

ICO, Inc.
Consolidated Statement of Operations
(Unaudited and in thousands, except per share data and percentages)

	Three Months Ended			Nine Months Ended
	June 30,		March 31,	June 30,
	2009	2008	2009	2009	2008
Product Sales	$62,870	$105,494	$63,417	$198,144	$308,802
Toll Services	7,127	10,224	6,713	21,341	29,907
Total Revenues	69,997	115,718	70,130	219,485	338,709
Cost of sales and services (exclusive of depreciation shown
separately below)	57,383	97,234	58,247	184,878	281,845
Gross Profit (1)	12,614	18,484	11,883	34,607	56,864
Selling, general and administrative expense	8,677	10,441	9,010	26,825	31,431
Depreciation and amortization	1,835	1,932	1,719	5,267	5,580
Goodwill Impairment	-	-	3,450	3,450	-
Impairment, restructuring and other costs (income)	(87)	(356)	20	(360)	(1,756)
Operating income (loss)	2,189	6,467	(2,316)	(575)	21,609
Other income (expense):
Interest expense, net	(539)	(1,039)	(535)	(1,713)	(3,158)
Other income (expense)	(192)	165	(48)	(571)	(36)
Income (loss) from continuing operations before income taxes	1,458	5,593	(2,899)	(2,859)	18,415
Provision (benefit) for income taxes	199	960	119	(24)	5,263
Income (loss) from continuing operations	1,259	4,633	(3,018)	(2,835)	13,152
Income (loss) from discontinued operations, net of income taxes	-	-	-	-	(16)
Net income (loss)	$1,259	$4,633	$(3,018)	$(2,835)	$13,136
Preferred Stock dividends	-	-	-	-	(1)
Net income (loss) applicable to Common Stock	$1,259	$4,633	$(3,018)	$(2,835)	$13,135

Basic income (loss) from continuing operations per common share	$0.05	$0.17	$(0.11)	$(0.10)	$0.48
Basic net income (loss) per common share	$0.05	$0.17	$(0.11)	$(0.10)	$0.48

Diluted income (loss) from continuing operations per common share	$0.05	$0.17	$(0.11)	$(0.10)	$0.47
Diluted net income (loss) per common share	$0.05	$0.17	$(0.11)	$(0.10)	$0.47

Basic weighted average shares outstanding	27,077,000	27,433,000	27,072,000	27,083,000	27,202,000
Diluted weighted average shares outstanding	27,221,000	27,975,000	27,072,000	27,083,000	27,975,000

Gross Margin (2)	18.0%	16.0%	16.9%	15.8%	16.8%

    (1)  Calculated as Total Revenues minus Cost of Sales and Services, exclusive of Depreciation Expense.
    (2)  Calculated as Gross Profit divided by Total Revenues.

ICO, Inc.
Consolidated Balance Sheet
 (Unaudited and in thousands, except share data and ratios)

	June 30,	September 30,
	2009	2008
ASSETS
Current assets:
Cash and cash equivalents	$23,589	$5,589
Trade receivables	54,155	75,756
Inventories	34,886	53,458
Deferred income taxes	1,844	2,056
Prepaid and other current assets	5,379	10,514
Total current assets	119,853	147,373

Property, plant and equipment, net	57,321	61,164
Goodwill	4,549	8,689
Deferred income taxes	3,785	2,709
Other assets	1,316	1,161
Total assets	$186,824	$221,096

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Short-term borrowings under credit facilities	$159	$9,607
Current portion of long-term debt	13,138	15,201
Accounts payable	32,215	37,674
Accrued salaries and wages	4,604	5,978
Other current liabilities	8,402	11,912
Total current liabilities	58,518	80,372

Long-term debt, net of current portion	20,214	25,122
Deferred income taxes	4,644	5,039
Other long-term liabilities	2,472	2,728
Total liabilities	85,848	113,261

Commitments and contingencies	-	-
Stockholders' equity:
Undesignated preferred stock	-	-
Common stock	55,247	54,756
Treasury stock	(3,017)	(543)
Additional paid-in capital	72,814	72,241
Accumulated other comprehensive income	408	3,022
Accumulated deficit	(24,476)	(21,641)
Total stockholders' equity	100,976	107,835
Total liabilities and stockholders' equity	$186,824	$221,096

OTHER BALANCE SHEET DATA
Working capital	$61,335	$67,001
Current ratio	2.0	1.8
Total debt	$33,511	$49,930
Debt-to-capitalization	24.9%	31.6%

ICO, Inc.
Supplemental Segment Information
 (Unaudited and in thousands, except percentages)

Revenues
Three Months Ended June 30:	2009	% of Total	2008	% of Total		Change	%
ICO Europe	$31,724	45%	$58,226	50%		$(26,502)	(46%	)
Bayshore Industrial	16,003	23%	19,044	16%		(3,041)	(16%	)
ICO Asia Pacific	11,974	17%	21,417	19%		(9,443)	(44%	)
ICO Polymers North America	7,113	10%	12,081	10%		(4,968)	(41%	)
ICO Brazil	3,183	5%	4,950	5%		(1,767)	(36%	)
Consolidated	$69,997	100%	$115,718	100%		$(45,721)	(40%	)

Nine Months Ended June 30:	2009	% of Total	2008	% of Total		Change	%
ICO Europe	$99,111	45%	$158,720	47%		$(59,609)	(38%	)
Bayshore Industrial	50,175	23%	71,563	21%		(21,388)	(30%	)
ICO Asia Pacific	37,637	17%	58,989	18%		(21,352)	(36%	)
ICO Polymers North America	23,759	11%	34,971	10%		(11,212)	(32%	)
ICO Brazil	8,803	4%	14,466	4%		(5,663)	(39%	)
Consolidated	$219,485	100%	$338,709	100%		$(119,224)	(35%	)

Operating income (loss)
Three Months Ended June 30:	2009	2008	Change	%
ICO Europe	$1,342	$3,901	$(2,559)	(66%	)
Bayshore Industrial	1,772	2,045	(273)	(13%	)
ICO Asia Pacific	171	(11)	182	N.M.*
ICO Polymers North America	210	1,811	(1,601)	(88%	)
ICO Brazil	(10)	224	(234)	(105%	)
Total Operations	3,485	7,970	(4,485)	(56%	)
Unallocated General Corporate Expense	(1,296)	(1,503)	207	(14%	)
Consolidated	$2,189	$6,467	$(4,278)	(66%	)
*Not meaningful.

Nine Months Ended June 30:	2009	2008	Change	%
ICO Europe	$3,108	$10,419	$(7,311)	(70%	)
Bayshore Industrial	5,090	8,755	(3,665)	(42%	)
ICO Asia Pacific	(6,120)	1,612	(7,732)	(480%	)
ICO Polymers North America	1,453	5,194	(3,741)	(72%	)
ICO Brazil	(40)	553	(593)	(107%	)
Total Operations	3,491	26,533	(23,042)	(87%	)
Unallocated General Corporate Expense	(4,066)	(4,924)	858	(17%	)
Consolidated	$(575)	$21,609	$(22,184)	(103%	)

Operating income (loss) as a percentage of revenues	Three Months Ended			Nine Months Ended
	June 30,			June 30,
	2009	2008	Change	2009		2008	Change
ICO Europe	4%	7%	(3% )	3%		7%	(4%	)
Bayshore Industrial	11%	11%	0%	10%		12%	(2%	)
ICO Asia Pacific	1%	0%	1%	(16%	)	3%	(19%	)
ICO Polymers North America	3%	15%	(12% )	6%		15%	(9%	)
ICO Brazil	0%	5%	(5% )	0%		4%	(4%	)
Consolidated	3%	6%	(3% )	0%		6%	(6%	)

ICO, Inc.
Supplemental Segment Information (cont'd.)

 (Unaudited and in thousands, except percentages)

Revenues	Three Months Ended
	June 30,		March 31,
	2009	% of Total	2009		% of Total		Change	%
ICO Europe	$31,724	45%	$32,624		46%		$(900)	(3%	)
Bayshore Industrial	16,003	23%	15,843		23%		160	1%
ICO Asia Pacific	11,974	17%	11,182		16%		792	7%
ICO Polymers North America	7,113	10%	7,757		11%		(644)	(8%	)
ICO Brazil	3,183	5%	2,724		4%		459	17%
Consolidated	$69,997	100%	$70,130		100%		$(133)	0%

Operating income (loss)
	Three Months Ended
	June 30,	March 31,
	2009	2009	Change		%
ICO Europe	$1,342	$1,915	$(573)		(30%	)
Bayshore Industrial	1,772	1,600	172		11%
ICO Asia Pacific	171	(5,004)	5,175		(103%	)
ICO Polymers North America	210	661	(451)		(68%	)
ICO Brazil	(10)	28	(38)		(136%	)
Total Operations	3,485	(800)	4,285		(536%	)
Unallocated General Corporate Expense	(1,296)	(1,516)	220		(15%	)
Consolidated	$2,189	$(2,316)	$4,505		(195%	)

Operating income (loss) as a percentage of revenues	Three Months Ended
	June 30,	March 31,
	2009	2009	Change
ICO Europe	4%	6%	(2%	)
Bayshore Industrial	11%	10%	1%
ICO Asia Pacific	1%	(45% )	46%
ICO Polymers North America	3%	9%	(6%	)
ICO Brazil	0%	1%	(1%	)
Consolidated	3%	(3% )	6%

[

ICO, Inc.
Reconciliation of Non-GAAP Financial Measures
(Unaudited and in thousands except per share data)

Net Income (Loss) and Income (Loss) Per Share Reconciliation

Three Months Ended:	June 30,			March 31,
	2009		2008	2009
Net income (loss) applicable to common stock	$1,259		$4,633	$(3,018)
Goodwill impairment	-		-	3,450
Net income (loss), as adjusted	$1,259		$4,633	$432

Basic and diluted income (loss) per common share	$0.05		$0.17	$(0.11)
Goodwill impairment	-		-	0.13
Basic and diluted income per common share, as adjusted	$0.05		$0.17	$0.02

Nine Months Ended:	June 30,
	2009		2008
Net income (loss) applicable to common stock	$(2,835)		$13,135
Goodwill impairment	3,450		-
Net income (loss), as adjusted	$615		$13,135

Basic net income (loss) per common share	$(0.10)		$0.48
Goodwill impairment	0.13		-
Basic net income (loss) per common share, as adjusted	$0.02	(a)	$0.48

Diluted income (loss) per common share	$(0.10)		$0.47
Goodwill impairment	0.13		-
Diluted net income (loss) per common share,
as adjusted	$0.02	(a)	$0.47
(a) Does not total due to rounding.

Operating Income (Loss) Reconciliation

Three months ended:	June 30,			March 31,
	2009		2008	2009
Operating income (loss)	$2,189		$6,467	$(2,316)
Goodwill impairment	-		-	3,450
Operating income, as adjusted	$2,189		$6,467	$1,134

Nine Months Ended:	June 30,
	2009		2008
Operating income (loss)	$(575)		$21,609
Goodwill impairment	3,450		-
Operating income, as adjusted	$2,875		$21,609

Net Debt Reconciliation	June 30,		September 30,
	2009		2008
Total debt	$33,511		$49,930
Less cash and cash equivalents	23,589		5,589
Net debt	$9,922		$44,341